LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 2, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED FEBRUARY 1, 2015, OF

CLEARBRIDGE ALL CAP VALUE FUND

Effective December 1, 2015, the section titled “Management” in the fund’s Summary Prospectus and in the fund’s Prospectus will be deleted and replaced with the following:

Portfolio managers: Sam Peters, CFA, and Albert Grosman. Mr. Peters (Managing Director and a Senior Portfolio Manager of ClearBridge, LLC, an affiliate of ClearBridge) and Mr. Grosman (Managing Director and a Portfolio Manager of ClearBridge, LLC) have been portfolio managers for the fund since March 2015.

Effective December 1, 2015, the section titled “More on fund management – Portfolio managers” in the fund’s Prospectus will be deleted and replaced with the following:

Portfolio managers

Sam Peters, CFA, and Albert Grosman have been portfolio managers for the fund since March 2015. Messrs. Peters and Grosman are primarily responsible for overseeing the day-to-day operation of the fund and have the ultimate authority to make portfolio decisions.

Mr. Peters is a Managing Director and a Senior Portfolio Manager of ClearBridge, LLC, an affiliate of ClearBridge, and has 21 years of industry experience. He joined ClearBridge, LLC in 2005. Mr. Peters has an MBA from the University of Chicago and a BA in Economics from the College of William and Mary.

Mr. Grosman is a Managing Director and a Portfolio Manager of ClearBridge, LLC and has 21 years of industry experience. He joined ClearBridge, LLC in 2007. Mr. Grosman was formerly an equity analyst specializing in small and mid-cap companies with Long Trail Investment Management, Phinity Capital, Cyllenius/BlackRock and Fidelity Management and Research. Mr. Grosman has an MBA from Columbia Business School and a BBA in Business Administration from Emory University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

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